                                                                    EXHIBIT 17.1



                         INVESTMENT COMPANIES FOR WHICH
                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS INC.
                   ACTS AS PRINCIPAL UNDERWRITER OR DEPOSITOR
                                March 24, 1997

Van Kampen American Capital U.S. Government Trust
        Van Kampen American Capital U.S. Government Fund
Van Kampen American Capital Tax Free Trust
        Van Kampen American Capital Insured Tax Free Income Fund
        Van Kampen American Capital Tax Free High Income Fund
        Van Kampen American Capital California Insured Tax Free Fund
        Van Kampen American Capital Municipal Income Fund
        Van Kampen American Capital Intermediate Term Municipal Income Fund Van Kampen American Capital Florida Insured Tax Free Income Fund Van Kampen American Capital New Jersey Tax Free Income Fund
        Van Kampen American Capital New York Tax Free Income Fund
Van Kampen American Capital Trust
        Van Kampen American Capital High Yield Fund
        Van Kampen American Capital Short-Term Global Income Fund
        Van Kampen American Capital Strategic Income Fund
        Van Kampen American Capital Equity Trust
        Van Kampen American Capital Utility Fund
        Van Kampen American Capital Balanced Fund
        Van Kampen American Capital Value Fund
        Van Kampen American Capital Great American Companies Fund
        Van Kampen American Capital Growth Fund
        Van Kampen American Capital Prospector Fund
        Van Kampen American Capital Aggressive Growth Fund
Van Kampen American Capital Foreign Securities Fund
Van Kampen American Capital Pennsylvania Tax Free Income Fund
Van Kampen American Capital Tax Free Money Fund
Van Kampen American Capital Prime Rate Income Trust
Van Kampen American Capital Comstock Fund
Van Kampen American Capital Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund
Van Kampen American Capital Enterprise Fund
Van Kampen American Capital Equity Income Fund
Van Kampen American Capital Limited Maturity Government Fund
Van Kampen American Capital Global Managed Assets Fund
Van Kampen American Capital Government Securities Fund
Van Kampen American Capital Government Target Fund
Van Kampen American Capital Growth and Income Fund
Van Kampen American Capital Harbor Fund
Van Kampen American Capital High Income Corporate Bond Fund
Van Kampen American Capital Life Investment Trust
     Van Kampen American Capital Enterprise Portfolio
     Van Kampen American Capital Domestic Income Portfolio
     Van Kampen American Capital Emerging Growth Fund Portfolio
     Van Kampen American Capital Global Equity Fund Portfolio
     Van Kampen American Capital Government Portfolio

     Van Kampen American Capital Money Market Portfolio
     Van Kampen American Capital Asset Allocation Portfolio
     Van Kampen American Capital Real Estate Securities Portfolio Van Kampen American Capital Growth and Income Portfolio
Van Kampen American Capital Pace Fund
Van Kampen American Capital Real Estate Securities Fund
Van Kampen American Capital Reserve Fund
Van Kampen American Capital Tax-Exempt Trust
     Van Kampen American Capital High Yield Municipal Fund
Van Kampen American Capital U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust
     Van Kampen American Capital Global Equity Fund
     Van Kampen American Capital Global Government Securities Fund


Emerging Markets Municipal Income Trust.................................   Series 1
Insured Municipals Income Trust.........................................   Series 1 through 387
Insured Municipals Income Trust (Discount)..............................   Series 5 through 13
Insured Municipals Income Trust (Short Intermediate Term)...............   Series 1 through 106
1009 Insured Municipals Income Trust (Intermediate Term)................   Series 5 through 89
Insured Municipals Income Trust (Limited Term)..........................   Series 9 through 86
Insured Municipals Income Trust (Premium Bond Series)...................   Series 1 through 3
Insured Municipals Income Trust (Intermediate Laddered Maturity)........   Series 1 and 2
Insured Tax Free Bond Trust.............................................   Series 1 through 6
Insured Tax Free Bond Trust (Limited Term)..............................   Series 1
Investors' Quality Tax-Exempt Trust.....................................   Series 1 through 93
Investors' Quality Tax-Exempt Trust-Intermediate........................   Series 1
Investors' Corporate Income Trust.......................................   Series 1 through 12
Investors' Governmental Securities Income Trust.........................   Series 1 through 7
Van Kampen Merritt International Bond Income Trust......................   Series 1 through 21
Alabama Investors' Quality Tax-Exempt Trust.............................   Series 1
Alabama Insured Municipals Income Trust.................................   Series 1 through 9

Arizona Investors' Quality Tax-Exempt Trust.............................   Series 1 through 16
Arizona Insured Municipals Income Trust.................................   Series 1 through 18
Arkansas Insured Municipals Income Trust................................   Series 1 through 2
Arkansas Investors' Quality Tax-Exempt Trust............................   Series 1
California Insured Municipals Income Trust..............................   Series 1 through 164
California Insured Municipals Income Trust (Premium Bond Series)........   Series 1
California Insured Municipals Income Trust (1st Intermediate Series)....   Series 1 through 3
California Investors' Quality Tax-Exempt Trust..........................   Series 1 through 21
California Insured Municipals Income Trust (Intermediate Laddered)......   Series 1 through 22
Colorado Insured Municipals Income Trust................................   Series 1 through 83
Colorado Investors' Quality Tax-Exempt Trust............................   Series 1 through 18
Connecticut Insured Municipals Income Trust.............................   Series 1 through 34
Connecticut Investors' Quality Tax-Exempt Trust.........................   Series 1
Delaware Investor's Quality Tax-Exempt Trust............................   Series 1 and 2
Florida Insured Municipal Income Trust -- Intermediate..................   Series 1 and 2
Florida Insured Municipals Income Trust.................................   Series 1 through 113
Florida Investors' Quality Tax-Exempt Trust.............................   Series 1 and 2
Florida Insured Municipals Income Trust (Intermediate Laddered).........   Series 1 through 13
Georgia Insured Municipals Income Trust.................................   Series 1 through 83
Georgia Investors' Quality Tax-Exempt Trust.............................   Series 1 through 16
Hawaii Investors' Quality Tax-Exempt Trust..............................   Series 1
Indiana Insured Municipals Income Trust ................................   Series 1
Investors' Quality Municipals Trust (AMT)...............................   Series 1 through 9
Kansas Investors' Quality Tax-Exempt Trust..............................   Series 1 through 11
Kentucky Investors' Quality Tax-Exempt Trust............................   Series 1 through 59
Louisiana Insured Municipals Income Trust...............................   Series 1 through 17
Maine Investor's Quality Tax-Exempt Trust...............................   Series 1
Maryland Investors' Quality Tax-Exempt Trust............................   Series 1 through 81
Massachusetts Insured Municipals Income Trust...........................   Series 1 through 34
Massachusetts Insured Municipals Income Trust (Premium Bond Series).....   Series 1
Michigan Financial Institutions Trust...................................   Series 1
Michigan Insured Municipals Income Trust................................   Series 1 through 143
Michigan Insured Municipals Income Trust (Premium Bond Series)..........   Series 1
Michigan Insured Municipals Income Trust (1st Intermediate Series)......   Series 1 through 33
Michigan Investors' Quality Tax-Exempt Trust............................   Series 1 through 30
Michigan Select Trust...................................................   Series 1
Minnesota Insured Municipals Income Trust...............................   Series 1 through 60
Minnesota Investors' Quality Tax-Exempt Trust...........................   Series 1 through 21
Mississippi Insured Municipals Income Trust.............................   Series 1
Missouri Insured Municipals Income Trust................................   Series 1 through 100
Missouri Insured Municipals Income Trust (Premium Bond Series)..........   Series 1
Missouri Investors' Quality Tax-Exempt Trust............................   Series 1 through 15
Missouri Insured Municipals Income Trust (Intermediate Laddered
  Maturity).............................................................   Series 1
Nebraska Investors' Quality Tax-Exempt Trust............................   Series 1 through 9
New Mexico Insured Municipals Income Trust..............................   Series 1 through 18
New Jersey Insured Municipals Income Trust..............................   Series 1 through 118
New Jersey Investors' Quality Tax-Exempt Trust..........................   Series 1 through 22
New Jersey Insured Municipals Income Trust (Intermediate Laddered
  Maturity).............................................................   Series 1 and 4
New York Insured Municipals Income Trust-Intermediate...................   Series 1 through 6
New York Insured Municipals Income Trust (Limited Term).................   Series 1
New York Insured Municipals Income Trust................................   Series 1 through 140
New York Insured Tax-Free Bond Trust....................................   Series 1
New York Insured Municipals Income Trust (Intermediate Laddered
  Maturity).............................................................   Series 1 through 17
New York Investors' Quality Tax-Exempt Trust............................   Series 1

North Carolina Investors' Quality Tax-Exempt Trust......................   Series 1 through 92
Ohio Insured Municipals Income Trust....................................   Series 1 through 106
Ohio Insured Municipals Income Trust (Premium Bond Series)..............   Series 1 and 2
Ohio Insured Municipals Income Trust (Intermediate Term)................   Series 1
Ohio Insured Municipals Income Trust (Intermediate Laddered Maturity)...   Series 3 through 6
Ohio Investors' Quality Tax-Exempt Trust................................   Series 1 through 16
Oklahoma Insured Municipal Income Trust.................................   Series 1 through 17
Oregon Investors' Quality Tax-Exempt Trust..............................   Series 1 through 53
Pennsylvania Insured Municipals Income Trust -- Intermediate............   Series 1 through 6
Pennsylvania Insured Municipals Income Trust............................   Series 1 through 228
Pennsylvania Insured Municipals Income Trust (Premium Bond Series)......   Series 1
Pennsylvania Investors' Quality Tax-Exempt Trust........................   Series 1 through 14
South Carolina Investors' Quality Tax-Exempt Trust......................   Series 1 through 85
Stepstone Growth Equity and Treasury Securities Trust...................   Series 1
Tennessee Insured Municipals Income Trust...............................   Series 1-3 and 5-39
Texas Insured Municipals Income Trust...................................   Series 1 through 40
Texas Insured Municipal Income Trust (Intermediate Ladder)..............   Series 1
Virginia Investors' Quality Tax-Exempt Trust............................   Series 1 through 76
Van Kampen American Capital Equity Opportunity Trust....................   Series 1 through 54
Van Kampen American Capital Utility Income Trust........................   Series 1 through 8
Van Kampen American Capital Insured Income Trust........................   Series 1 through 64
Van Kampen American Capital Insured Income Trust (Intermediate Term)....   Series 1 through 62
Van Kampen Merritt Select Equity Trust..................................   Series 1
Van Kampen Merritt Select Equity and Treasury Trust.....................   Series 1
Washington Insured Municipals Income Trust..............................   Series 1
West Virginia Insured Municipals Income Trust...........................   Series 1 through 7
Principal Financial Institutions Trust..................................   Series 1
Internet Trust..........................................................   Series 1 through 5
Michigan Real Estate Income and Growth Trust............................   Series 1
Strategic Ten Trust, United States......................................   Series 1 through 14
Strategic Ten Trust, United Kingdom.....................................   Series 1 through 12
Strategic Ten Trust, Hong Kong..........................................   Series 1 through 12
Strategic Five Trust, United States.....................................   Series 1 through 8
Global Fifteen Trust....................................................   Series 1 through 2
Global Thirty Trust.....................................................   Series 1 through 3
Great International Firms Trust.........................................   Series 1 through 3
Undervalued Growth Opportunities Trust..................................   Series 1
Emerging Growth and Treasury............................................   Series 1
Global Blue Chip Trust..................................................   Series 1
Renaissance Trust.......................................................   Series 1
Blue Chip Opportunity and Treasury Trust................................   Series 1 through 4
Wheat First Strategic Opportunity Unit Trust............................   Series 1
Baby Boomer Opportunity Trust...........................................   Series 1 through 2
Global Energy Trust.....................................................   Series 1 through 2
Latin American Trust....................................................   Series 1
Brand Name Equity Trust.................................................   Series 1 through 3
Global Health Care Trust ...............................................   Series 1
Global Precious Metals Trust............................................   Series 1
